                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ----------

                                   FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    September 9, 1999
                                                  --------------------------

                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Bermuda                       0-24796             Not Applicable
----------------------------    ------------------------   --------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)

 Clarendon House, Church Street, Hamilton                    HM CX Bermuda
--------------------------------------------              ---------------------
 (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code  (441) 296-1431
                                                    ----------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

Item 5.           Other Events.

Attached is a Press Release issued by Registrant on September 9, 1999 (the "Press Release").

Exhibits

99.1 Press Release of Central European Media Enterprises Ltd., dated September 9, 1999.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Central European Media Enterprises Ltd.
                                 (Registrant)

Dated:  September 9, 1999        By:      /s/ Fred T. Klinkhammer
                                    ----------------------------------------
                                              Fred T. Klinkhammer

                                    Title: President and Chief Executive Officer

                                    (Duly Authorized Officer)